UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      DECEMBER 29, 2004 (DECEMBER 29, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


            OKLAHOMA                   1-13726                   73-1395733
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  (State or other jurisdiction   (Commission File No.)         (IRS Employer
       of incorporation)                                    Identification No.)


  6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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     (Address of principal executive offices)                   (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchangect (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On December 29, 2004, Chesapeake Energy Corporation issued a press release announcing the final results of its previously announced offer to exchange shares of its common stock for each outstanding shares of its 6.0% Cumulative Convertible Preferred Stock commenced on November 30, 2004. The press release is attached hereto as exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

    EXHIBIT NO.             DOCUMENT DESCRIPTION
    -----------             --------------------

       99.1           Press Release of December 29, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHESAPEAKE ENERGY CORPORATION


                                  By:     /s/ AUBREY K. MCCLENDON
                                          -------------------------------------
                                              Aubrey K. McClendon
                                              Chairman of the Board and
                                              Chief Executive Officer

Date:         December 29, 2004

                                  EXHIBIT INDEX


     EXHIBIT NO.             DOCUMENT DESCRIPTION
     -----------             --------------------

        99.1           Press Release of December 29, 2004